UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2021

Cinemark USA, Inc.
 (Exact Name of Registrant as Specified in Charter)

Texas	033-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 665-1000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2021, the Board of Directors (the “Board”) of Cinemark USA, Inc. (the “Company”) appointed Sean Gamble as the President and Chief Operating Officer and Melissa Thomas as the Executive Vice President – Chief Financial Officer of the Company, to be effective as of November 8, 2021 (the “Effective Date”).  As of the Effective Date and in connection with Ms. Thomas’s appointment as the Executive Vice President – Chief Financial Officer of the Company, Sean Gamble will step down as Executive Vice-President-Chief Financial Officer of the Company.

Mr. Gamble, age 47, has been the Executive Vice President – Chief Financial Officer of the Company since August 25, 2014.  Ms. Thomas, age 41, has been the Chief Financial Officer of Groupon, Inc. (“Groupon”) since February 2020 and served as Groupon’s Interim Chief Financial Officer from August 2019 to her appointment as Chief Financial Officer, its Chief Accounting Officer and Treasurer from November 2018 until her appointment as Chief Financial Officer and its Vice President of Commercial Finance from May 2017 until her appointment to Chief Accounting Officer and Treasurer. Prior to joining Groupon, Ms. Thomas served as Vice President of Finance at Surgical Care Affiliates from June 2016 to May 2017. From August 2007 to May 2016, Ms. Thomas served in a variety of finance and accounting leadership roles at Orbitz Worldwide (NYSE: OWW), including Vice President of Finance. Prior to her employment at Orbitz, Ms. Thomas held accounting positions at Equity Office Properties and began her career at PricewaterhouseCoopers.

There are no family relationships between Mr. Gamble and Ms. Thomas and any of the directors or executive officers of the Company, and there are no transactions in which Mr. Gamble or Ms. Thomas has had an interest requiring disclosure under Item 404(a) of Regulation S-K.  There is no arrangement or understanding between Mr. Gamble or Ms. Thomas and any other person pursuant to which Mr. Gamble or Ms. Thomas was approved as an officer of the Company other than as specified below.

Mr. Gamble entered into an Employment Agreement with Cinemark Holdings, Inc. dated June 23, 2014, as amended by the First Amendment to Employment Agreement dated July 28, 2021.  The description of Mr. Gamble’s Employment Agreement, as amended, is incorporated herein by reference to the Cinemark Holdings, Inc. Current Reports on Form 8-K, File No. 001-33401, filed June 23, 2014, and to the Cinemark Holdings, Inc. Current Report on Form 8-K, File No. 001-33401, filed July 28, 2021, respectively.

Ms. Thomas entered into an Employment Agreement with Cinemark Holdings, Inc. dated October 7, 2021.  The description of Ms. Thomas’s Employment Agreement is incorporated herein by reference to the Cinemark Holdings, Inc. Current Report on Form 8-K, File No. 001-33401, filed October 13, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Executive Vice President - General Counsel and Business Affairs

Date: November 3, 2021